SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2014

WAUSAU PAPER CORP.
(Exact name of registrant as specified in its charter)

WISCONSIN	0-13923	39-0690900
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

100 PAPER PLACE
MOSINEE, WI 54455-9099
(Address of principal executive offices, including Zip Code)

(715) 693-4470
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 – Financial Information

Item 2.02.

Results of Operations and Financial Condition

On May 9, 2014, the Company reported a net loss from continuing operations of $4.4 million, or $0.09 per share, for the first quarter ended March 31, 2014, as compared to a net loss from continuing operations, of $3.7 million, or $0.08 per share, for the first quarter of 2013.  Net sales for the first quarter were $77.5 million, as compared to $78.2 million during the first quarter of 2013.

A copy of the news release is furnished as Exhibit 99.1 to this report.*

Section 5 – Corporate Governance & Management

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 6, 2014, the Company’s Board of Directors approved a modification to the Company’s 2014 Cash Incentive Compensation Plan for Executive Officers and the related performance criteria under the plan.  Under the modified plan, incentive compensation will be based upon attainment of targeted goals for adjusted EBITDA rather than adjusted earnings per share.  The Board elected to make these modifications as a means of retaining and properly incentivizing the participants in the plan.

For purposes of the modified plan, “adjusted EBITDA” is defined as Company earnings before interest, taxes, depreciation, and amortization adjusted for extraordinary items such as proxy-related advisory and settlement costs or other extraordinary items that are determined in the discretion of the Board’s Compensation Committee.  The maximum percentages of base salary that plan participants are eligible to receive have not changed under the modified version of the plan; however, given that the measurement period for the 2014 Cash Incentive Compensation Plan will be the three remaining quarters of 2014 (i.e., the second, third, and fourth quarters), participants in the plan will only be eligible to receive up to a maximum of 75% of their potential award.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 99.1*

News release dated May 9, 2014

*

This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  May 9, 2014

By:  SHERRI L. LEMMER

Sherri L. Lemmer

Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated May 6, 2014

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. §232.102(d))

99.1*

News release dated May 9, 2014

*

This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.